EXHIBIT 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MediWound Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Boaz Gur-Lavie, do certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Boaz Gur-Lavie
Boaz Gur-Lavie
Chief Financial Officer
Date: March 16, 2023